v vv TransUnion Fourth Quarter 2021 Earnings Chris Cartwright, President and CEO Todd Cello, CFO February 22, 2022 Exhibit 99.4

© 2022 Trans Union LLC All Rights Reserved | 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of TransUnion’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Factors that could cause TransUnion’s actual results to differ materially from those described in the forward-looking statements include: the effects of the COVID-19 pandemic and the timing of the recovery from the COVID-19 pandemic, the possibility that the expected benefits of the Healthcare divestiture will not be realized, or will not be realized within the expected time period; the impact of the Healthcare divestiture on TransUnion’s businesses; risks related to the distraction of management from ongoing business operations and other opportunities due to recent acquisitions and divestitures; our ability to acquire businesses, successfully secure financing for our acquisitions and timely consummate such acquisitions; the possibility that we will not successfully integrate the operations of our acquisitions, control the costs of integrating our acquisitions or realize the intended benefits of such acquisitions, including our recent Neustar acquisition; the effects of pending and future legislation and regulatory actions and reforms; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets and other macroeconomic factors beyond TransUnion’s control; risks related to TransUnion’s indebtedness, including TransUnion’s ability to make timely payments of principal and interest and TransUnion’s ability to satisfy covenants in the agreements governing its indebtedness; and other one-time events and other factors that can be found in TransUnion’s Annual Report on Form 10-K for the year ended December 31, 2021, and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are filed with the Securities and Exchange Commission and are available on TransUnion’s website (www.transunion.com/tru) and on the Securities and Exchange Commission’s website (www.sec.gov). TransUnion undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date of this presentation. Non-GAAP Financial Information This investor presentation includes certain non-GAAP measures that are more fully described in Exhibit 99.1, “Press release of TransUnion dated February 22, 2022, announcing results for the quarter and year ended December 31, 2021,” under the heading ‘Non-GAAP Financial Measures,’” and Exhibit 99.2, “Schedule of recast historical financial information excluding the Healthcare divestiture,” of our Current Report on Form 8-K to which this Exhibit 99.4 is attached, furnished to the Securities and Exchange Commission (“SEC”) on February 22, 2022. These financial measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as alternative measures of GAAP. Other companies in our industry may define or calculate these measures differently than we do, limiting their usefulness as comparative measures. Because of these limitations, these non-GAAP financial measures should not be considered in isolation or as substitutes for performance measures calculated in accordance with GAAP. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures for each of the periods included in this presentation are included in the tables of Exhibit 99.1 and Exhibit 99.2 of our Current Report on Form 8-K furnished to the SEC on February 22, 2022, and in Exhibit 99.1 of our Current Reports on Form 8-K furnished to the SEC on October 26, 2021, July 27, 2021, April 27, 2021 and February 16, 2021. Note on Healthcare Business Divestiture As discussed in the Press release of TransUnion dated February 22, 2022, announcing results for the quarter ended December 31, 2021 and in our Annual Report on Form 10-K for the year ended December 31, 2021, on December 17, 2021, the Company completed its divestiture of its Healthcare business. The results of the Healthcare business are reflected as discontinued operations, net of tax, in our consolidated financial statements and historical periods have been recast to conform to current period presentation.

© 2022 Trans Union LLC All Rights Reserved | 3 Fourth quarter 2021 highlights and 2022 commentary 1 First quarter and full year 2022 guidance 4 Business transformation2 Fourth quarter 2021 financial results3

© 2022 Trans Union LLC All Rights Reserved | 4 Sustainability Update • Earned perfect score from Human Rights Campaign Foundation’s 2022 Corporate Equality Index • Announced pledge to achieve net- zero Scope 1 and 2 GHG emissions by 2025 • Expanding disclosure in Diversity and Sustainability Reports

© 2022 Trans Union LLC All Rights Reserved | 5 Fourth Quarter 2021 Highlights • Delivered another strong quarter of broad, innovation-led growth • Benefited from a healthy market backdrop and execution of our Growth Playbook • Standouts verticals included Financial Services, Insurance, and Media; International strength led by India and Latin America • Closed strategic acquisitions of Neustar and Sontiq and began integration • Completed divestiture of our Healthcare business

© 2022 Trans Union LLC All Rights Reserved | 6 2022 is setting up to be another strong year • Guidance for 5.5% to 7.5% organic growth in 2022. Excluding mortgage, organic constant currency growth is expected to be 9% to 11% • In the U.S., consumer balance sheets have never been stronger • Internationally, trends are similarly healthy with pent-up consumer demand • Rapid digitization plays to our core competencies, particularly with Neustar and Sontiq acquisitions

© 2022 Trans Union LLC All Rights Reserved | 7 Verisk Financial Services adds a proprietary data asset to our portfolio Argus provides authoritative and differentiated insights for credit/debit card accounts and demand/deposit accounts (DDAs) spending behavior • Data sourced from consortia of banks and card issuers • Data coverage spans 90% of credit cards and 45% of DDAs in the U.S. and large portions of cards issued in the UK, Canada and Australia • Solutions help financial institutions increase financial inclusion, acquire new accounts, make risk decisions, mitigate fraud and deliver superior consumer experiences ~35% ~65% Verisk Financial Services: $143 million 2021 revenue Other Argus

© 2022 Trans Union LLC All Rights Reserved | 8 Acquiring Argus will enhance value to consortia members • Better utilize the full wallet view of the consumer to deliver actionable insights • Modernize delivery of Argus products using Prama Platform • Expand Argus’ data coverage and addressable market • Leverage Argus’ insights to improve fraud mitigation, risk decisioning, and targeting

© 2022 Trans Union LLC All Rights Reserved | 9 We see a clear path to driving significant financial value from Verisk Financial Services Transaction Details • $515 million purchase price will be funded with cash; target close in Q2 2022 • Represents 12.5x 2021 Adjusted EBITDA* multiple Verisk Financial Services Financials • $143 million of 2021 revenue – Expecting low-single-digit growth in 2022, high-single- digit growth in 2023 and low-double-digit growth in 2024 • $41 million of 2021 Adjusted EBITDA* or 29% margins – Plan to reach ~40% margins by 2026 • Accretive to Adjusted EPS in 2022 *2021 adjusted EBITDA excludes allocated corporate costs which will remain at Verisk Analytics, Inc. and will not recur at TransUnion.

© 2022 Trans Union LLC All Rights Reserved | 10 • Provides solutions to help consumers and businesses protect against identity theft and cybercrime, including identity monitoring, restoration, and breach response • 2021: $87M of revenue (~18% YoY organic growth) at ~35% Adjusted EBITDA margins • 2022E: Low-double-digit revenue growth at ~40% margins; Adjusted Diluted EPS accretion Sontiq delivered strong performance in 2021 and is positioned for attractive results in 2022

© 2022 Trans Union LLC All Rights Reserved | 11 • Provides real-time identity resolution through its OneID platform, powering a broad array of solutions • 2021: $585M of revenue or ~8% YoY organic growth – Marketing up low-double-digits – ~21% Adjusted EBITDA margins • 2022E: High-single-digit revenue growth – ~$160M of Adjusted EBITDA (~25% margins) – Adjusted Diluted EPS accretion • 2023E+: Low-double-digit revenue growth, continued margin expansion, additional Adjusted Diluted EPS accretion Neustar had a good year in 2021 and performance should accelerate in 2022 and beyond

© 2022 Trans Union LLC All Rights Reserved | 12 Expanding our technology transformation to drive superior performance • Realizing early successes – built cloud-native credit reporting platform, which will be deployed for new Brazilian bureau • Leveraging OneID to accelerate innovation of non-credit products • Resulting in more scalable, secure and effective platform • Increasing investment to integrate Neustar tech stack for a best-of-breed approach – Expect $215M to $240M of investment through 2024

© 2022 Trans Union LLC All Rights Reserved | 13 Q4 2021 Revenue Bridge Q4 2020, Previously Reported (Remove Healthcare) Q4 2020, Re-Based Q4 2021, Excluding HC Vs. Pro-Forma Guidance* Revenue $699 $(45) $653 $790 $775 - 785 Y/Y 21% Organic Constant Currency Y/Y 12% 9% - 11% Adjusted EBITDA 269 (22) 247 282 278 - 286 Y/Y 14% Adjusted EBITDA Margin 35.8% Adjusted Diluted EPS $0.80 ($0.08) $0.72 $0.81 $0.79 - $0.82 Y/Y 13% *Pro-Forma guidance is for comparability purposes. It is based on guidance provided during 10/26 earnings call along with the subsequent impact of (1) removal of healthcare; and (2) acquisitions of Neustar and Sontiq, including incremental financing costs. Q4 2021 organic constant currency growth ex-mortgage of +16% $ in millions, except EPS

© 2022 Trans Union LLC All Rights Reserved | 14 FY 2021 Revenue Bridge FY 2020, Previously Reported (Remove Healthcare) FY 2020, Re-Based FY 2021, Excluding HC Vs. Pro-Forma Guidance* Revenue $2,717 $(186) $2,531 $2,960 $2,855 - 2,955 Y/Y 17% Organic Constant Currency Y/Y 13% 12% - 12.5% Adjusted EBITDA 1,045 (91) 954 1,157 1,153 - 1,161 Y/Y 21% Adjusted EBITDA Margin 39.1% Adjusted Diluted EPS $3.00 ($0.33) $2.67 $3.44 $3.42 - $3.45 Y/Y 29% *Pro-Forma guidance is for comparability purposes. It is based on guidance provided during 10/26 earnings call along with the subsequent impact of (1) removal of healthcare; and (2) acquisitions of Neustar and Sontiq, including incremental financing costs. FY 2021 organic constant currency growth ex-mortgage of +15% $ in millions, except EPS

© 2022 Trans Union LLC All Rights Reserved | 15 Note: Rows may not foot due to rounding. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2. Reported FX Impact Inorganic Impact Organic Constant Currency Revenue 25% — (13)% 11% Financial Services 12% — — 12% Emerging Verticals 44% — (35)% 10% Adjusted EBITDA 18% — (5)% 12% U.S. Markets Q4 2021 Year-over-Year Financial Highlights U.S. Markets organic growth ex-mortgage of +19% U.S. Financial Services organic growth ex-mortgage of +27%

© 2022 Trans Union LLC All Rights Reserved | 16 Consumer Interactive Q4 2021 Year-over-Year Financial Highlights Reported FX Impact Inorganic Impact Organic Constant Currency Revenue 14% — (6)% 8% Adjusted EBITDA 14% — (1)% 13% Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2.

© 2022 Trans Union LLC All Rights Reserved | 17 Note: Rows may not foot due to rounding. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2. International Q4 2021 Year-over-Year Financial Highlights Reported FX Impact Inorganic Impact Organic Constant Currency Revenue 15% — — 15% Canada 8% (4)% — 5% Latin America 13% 3% — 17% U.K. 14% (2)% — 12% Africa 15% (2)% — 13% India 33% 2% — 35% Asia Pacific 5% 1% — 6% Adjusted EBITDA 21% (1)% — 20%

© 2022 Trans Union LLC All Rights Reserved | 18 TransUnion Has Shown a Consistent Ability to De- Lever via Adjusted EBITDA Growth • $1.8B cash at quarter-end; prepaid $400M of Term Loans in January • $515M of cash for Verisk Financial Services acquisition; $350M for taxes on Healthcare transaction • Expecting to reach ~3.5x net debt to Adjusted EBITDA by end of 2022 Net Debt / Adjusted EBITDA Ratio 2021 pro-forma leverage includes Neustar and Sontiq and removes Healthcare. 2022E pro-forma leverage includes Verisk Financial Services. 4.8x 3.9x 3.4x 3.1x 4.2x 3.2x 2.8x 3.9x 3.5x 3.2x 3.5x 2015 IPO 2015 2016 2017 2018 2019 2020 2021 Pro-Forma 2021 2022E Pro-Forma 2022E

© 2022 Trans Union LLC All Rights Reserved | 19 Q1 2022 Guidance Reported Revenue: $906M to $914M +30% to +31% Assumed M&A contribution: ~24pt. Benefit Assumed FX contribution: Immaterial impact Organic Constant Currency Revenue: +6% to +7% Assumed Mortgage impact: ~(5)pt. headwind Organic CC Revenue ex. Mortgage: +11% to +12% Adjusted EBITDA: $330M to $337M +19% to +21% Assumed FX contribution: Immaterial impact Adjusted EBITDA Margin 36.5% to 36.9% Adjusted EBITDA Margin bps change: -330bps to -290bps Adjusted Diluted EPS: $0.91 to $0.94 +10% to +13% Note: Guidance does not include announced acquisition of Verisk Financial Services. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2.

FY 2022 Revenue Guidance

Reported Revenue: $3.752B to $3.810B	+27% to +29%
Assumed M&A contribution:	~22pt. benefit
Assumed FX contribution:	~(0.5)pt. headwind
Organic Constant Currency Revenue:	+5.5% to +7.5%
Assumed Mortgage impact:	~(3.5)pt. headwind
Organic CC Revenue ex. Mortgage:	+9% to +11%

Organic Growth Assumptions

- U.S. Markets up mid-single-digits [up low-teens excluding mortgage impact]
  - Financial Services up mid-single digits [up mid-teens excluding mortgage impact]
  - Emerging Verticals up low-double-digits
- International up low-double-digits [constant-currency]
- Consumer Interactive down low-single-digits

TransUnion

Note: Guidance does not include announced acquisition of Verisk Financial Services.
Note: For *additional information, refer to the "Non-GAAP Financial Information" section on slide* 2.

© 2022 Trans Union LLC All Rights Reserved | 20

© 2022 Trans Union LLC All Rights Reserved | 21 FY 2022 Adjusted EBITDA, Adjusted Diluted EPS and Other Guidance Adjusted EBITDA: $1.386B to $1.424B +20% to +23% Assumed FX contribution: Immaterial impact Adjusted EBITDA Margin 36.9% to 37.4% Adjusted EBITDA Margin bps change: -210bps to -170bps Adjusted Diluted EPS: $3.84 to $4.00 +12% to +16% Adjusted Tax Rate: Similar to 2021 (~22.2%) Total D&A: ~$515M D&A ex. step-up from 2012 change in control and subsequent acquisitions: ~$215M Net Interest Expense: ~$205M CapEx: ~8% of revenue Adjusted tax rate guidance of ~22.2% reflects expected full year GAAP effective tax rate of 19.6% plus the elimination of excess tax benefits for stock-based compensation and other items of 2.6%. Note: Guidance does not include announced acquisition of Verisk Financial Services. Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2.

© 2022 Trans Union LLC All Rights Reserved | 22 • Delivered strong Q4 results supported by our Growth Playbook • Provided healthy FY 2022 guidance pointing to continued positive momentum • Completed acquisitions of Neustar and Sontiq and intend to acquire Verisk Financial Services

© 2022 Trans Union LLC All Rights Reserved | 23 Investor Day on March 15th • Updated long-term growth targets • Deep dive into refreshed strategic framework • Presentations from over a dozen executives

© 2022 Trans Union LLC All Rights Reserved | 24 Q&A